CALVERT GLOBAL VALUE FUND
CALVERT GLOBAL EQUITY INCOME FUND
Supplement to
Calvert Equity Funds Prospectus (Class A, C and Y)
dated April 30, 2015, as revised October 1, 2015
Calvert Equity Funds Prospectus (Class I)
dated October 1, 2015
Date of Supplement: November 3, 2015
Effective immediately, Natalie A. Trunow no longer serves as a portfolio manager for Calvert Global Value Fund or Calvert Global Equity Income Fund (the “Funds”). Accordingly, all references to Ms. Trunow in the Prospectus are removed. Rachel Volynsky, CFA, and Yvonne Bishop, CFA, will continue to serve as portfolio managers for the Funds.